Exhibit 10.27

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE HONEST COMPANY, INC. TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT EIGHT

TO THE LOGISTICS SERVICES AGREEMENT

This AMENDMENT EIGHT TO THE LOGISTICS SERVICES AGREEMENT (the “Amendment”) dated as of the 18th day of May, 2017 is by and between The Honest Company, Inc. (“Client”) and Geodis Logistics LLC (“GEODIS”). Client and GEODIS are collectively referred to herein as the “Parties.”

RECITALS:

A. Client and GEODIS executed that certain Logistics Services Agreement dated January 31, 2014, as amended with Amendments One through Seven, (the “Agreement”) ; wherein GEODIS provides warehousing services for Client at GEODIS warehouse facilities located in Rialto, CA, Kutztown, PA, and Breinigsville, PA; and

B. The Parties desire to amend the Agreement to add warehousing services to be provided by GEODIS at the warehouse facility located at 80 S. Middlesex, Road, Carlisle, PA 17015 (“Carlisle Warehouse”) expand as set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Client and GEODIS agree as follows:

1.

GEODIS shall provide warehousing services for Client, including but not limited to management, labor, warehouse facilities, equipment, and warehouse services to support the Client’s expansion with Amazon (“Carlisle Services”).

2.

The Parties agree that the Term for the Carlisle Services shall commence on May 15, 2017 and expire November 15, 2019 (“Carlisle Term”); provided that either Party may terminate the Carlisle Services upon ninety (90) days prior written notice.

3.

The Carlisle Services shall be provided pursuant to this Amendment and the attached Exhibits A and B. The Exhibits A and B as stated within the Agreement shall not apply to the Carlisle Services or Carlisle Warehouse.

a.	Exhibit A - Carlisle Scope of Services

b.	Exhibit B - Carlisle Rates (inclusive of start-up costs and assets and amortization schedule)

4.

Any capitalized terms not defined herein shall have the meanings set forth in the Agreement. Except as provided herein, the Agreement shall remain unchanged and in full force and effect in accordance with its terms.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

The Honest Company, Inc.		Geodis Logistics LLC

Name:	/s/ William Ashton	Name:	/s/ Mike Honious
Title:	SVP Operations	Title:	COO

Date:	5/18/2017 14:57 PST	Date:	5/23/17

Attachments:

Exhibit A – Carlisle Scope of Services

Exhibit B – Carlisle Rates

Exhibit A - Carlisle Scope of Services

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Exhibit B - Carlisle Rates

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